                                                                   EXHIBIT 10(K)




                           1996 ACNIELSEN CORPORATION
                         SENIOR EXECUTIVE INCENTIVE PLAN


1.    PURPOSE OF THE PLAN

            The purpose of the Plan is to advance the interests of the Company and its stockholders by providing incentives in the form of periodic cash and/or equity-based bonus awards to certain senior executive employees of the Company and its subsidiaries, thereby motivating such executives to attain corporate performance goals articulated under the Plan.


2.    DEFINITIONS

            The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

            (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

            (b) Award: (i) A periodic cash bonus award granted pursuant to the Plan or (ii) a periodic equity-based bonus award (A) issued pursuant to an equity-based plan of the Company and (B) granted pursuant to the Plan.

            (c) Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

            (d)   Board: The Board of Directors of the Company.

            (e) Change in Control: The occurrence of any of the following events:

                  (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the

                  Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

                  (ii) during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(e)(i), (iii) or (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (iii) the stockholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and
                  (B) after which no Person
                  holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

            (f) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

            (g)   Committee: The Compensation Committee of the Board.

            (h)   Company: ACNielsen Corporation, a Delaware corporation.

            (i)   D&B: The Dun & Bradstreet Corporation, a Delaware corporation.

            (j) Effective Date: The date on which the Plan takes effect, as defined pursuant to Section 13 of the Plan.

            (k) Fair Market Value: On a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealers Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

            (l) Participant: A senior executive of the Company or any of its Subsidiaries who (i) is (or is anticipated to become) a "covered employee" as defined in Section 162(m) of the Code (or any successor section thereof) and (ii) is selected by the Committee to participate in the Plan.

            (m) Person: As such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

            (n) Plan: The 1996 ACNielsen Corporation Senior Executive Incentive Plan.

            (o) Shares: Shares of common stock, par value $0.01 per Share, of the Company.

            (p) Spinoff Date: The date on which the Shares that are owned by D&B are distributed to the holders of record of shares of D&B.

            (q) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).


3.    ADMINISTRATION

            The Plan shall be administered by the Committee or such other persons designated by the Board. The Committee may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 of the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee shall have the exclusive authority to select the senior executives to be granted Awards under the Plan, to determine the size and terms of an Award (subject to the limitations imposed on Awards in Section 5 below), to modify the terms of any Award that has been granted (except for any modification that would increase the amount of the Award payable to an executive), to determine the time when Awards will be made and the performance period to which they relate, to establish performance objectives in respect of such performance periods and to certify that such performance objectives were attained; provided, however, that any such action shall be consistent with the applicable provisions of Section 162(m) of the Code. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. The Committee shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable withholding taxes.


4.    ELIGIBILITY

            Only Participants shall be eligible to receive awards under the Plan.

5.    AWARDS

            (a) Performance Goals. A Participant's Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price;
(xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow;
(xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The maximum amount of an Award to any Participant with respect to a fiscal year of the Company shall be $6,000,000.

            (b) Payment. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Award. No Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of an Award.

            (c) Compliance with Section 162(m) of the Code. The provisions of this Section 5 shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company or its Subsidiaries of the payment of Awards.


6.    AMENDMENTS OR TERMINATION

            The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair any of the rights or obligations under any Award theretofore granted to a Participant under the Plan without such Participant's consent; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 10(b)(ii) of the Plan after the occurrence of a Change in Control.


7.    NO RIGHT TO EMPLOYMENT

            Neither the Plan nor any action taken hereunder shall be construed as giving any Participant or other person any right to continue to be employed by or perform services for the Company or any Subsidiary, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved to the Company and its Subsidiaries.

8.    NONTRANSFERABILITY OF AWARDS

            An Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution.


9.    REDUCTION OF AWARDS

            Notwithstanding anything to the contrary herein, the Committee, in its sole discretion (but subject to applicable law), may reduce any amounts payable to any Participant hereunder in order to satisfy any liabilities owed to the Company or any of its Subsidiaries by the Participant.


10.   ADJUSTMENTS UPON CERTAIN EVENTS

            (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards and/or (ii) any other affected terms of such Awards.

            (b) Change in Control. Notwithstanding any other provisions in the Plan to the contrary, in the event of a Change in Control, (i) the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (A) the acceleration of an Award, (B) the payment of a cash amount in exchange for the cancellation of an Award and/or (C) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control and (ii) any Participant who, as a result of a Change in Control, receives payments pursuant to a Change-in-Control agreement shall receive, subject to the same terms and conditions under which such payments are made, an amount in cash equal to (A) the annual target bonus under the Plan for the year in which the Change in Control occurs, multiplied by a fraction, (I) the numerator of which equals the number of full or partial days in such annual performance period during which he or she was employed by the Company and (II) the denominator of which is 365, and
(B) the entire target bonus opportunity with respect to all other performance periods in progress under this Plan at the time of his or her termination of employment from the Company.


11.   MISCELLANEOUS PROVISIONS

            The Company is the sponsor and legal obligor under the Plan and shall make all payments hereunder, other than any payments to be made by any of the Subsidiaries (in which case such payments shall be made by such Subsidiary, as appropriate). The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the payment of any amounts under the Plan, and the Participants' rights to the payment hereunder shall be no greater than the rights of the Company's (or subsidiary's) unsecured creditors. All expenses involved in administering the Plan shall be borne by the Company.

12.   CHOICE OF LAW

            The Plan shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.


13.   EFFECTIVENESS OF THE PLAN

            The Plan shall be effective as of the Spinoff Date. If the Plan is not approved by the stockholders of the Company prior to the first meeting of the stockholders following the first anniversary of the Spinoff Date, no Awards shall be payable or granted thereafter.